                                                                   EXHIBIT 10.19


                                  @ROAD, INC.



                     AMENDED AND RESTATED RIGHTS AGREEMENT



                                 First Closing:
                               December 17, 1999

                                Second Closing:
                                January 6, 2000

                                 Third Closing:
                                January 28, 2000

                                  @ROAD, INC.

                     AMENDED AND RESTATED RIGHTS AGREEMENT


     This Amended and Restated Rights Agreement (the "Agreement") is made and
                                                      ---------
entered into as of December 17, 1999, by and among @Road, Inc., a California corporation (the "Company"), Rod Fan (the "Founder") and the investors
                  -------                  -------
identified on Exhibit A attached hereto (the "Investors").
              ---------                       ---------

                                    RECITALS

     WHEREAS, the Founder has purchased shares of the Company's Common Stock pursuant to a Common Stock Purchase Agreement, dated July 15, 1994 (the "Founder's Shares");
 ----------------

     WHEREAS, the Company and certain of the Investors have entered into a Series A Preferred Stock Purchase Agreement dated July 15, 1996 (the "Series A
                                                                      --------
Purchase Agreement"), pursuant to which the Company sold, and such Investors
------------------
acquired, shares of the Company's Series A Preferred Stock (the "Series A
                                                                 --------
Shares");
------

     WHEREAS, the Company and certain of the Investors have entered into a Series B Preferred Stock Purchase Agreement dated September 15, 1998 (the "Series B Purchase Agreement"), pursuant to which the Company sold, and such
 ---------------------------
Investors acquired, shares of the Company's Series B Preferred Stock (the

"Series B Shares");
 ---------------

     WHEREAS, the Company and certain of the Investors have entered into a Series C Preferred Stock Purchase Agreement dated June 18, 1998 (the "Series C
                                                                      --------
Purchase Agreement"), pursuant to which the Company sold, and such Investors
------------------
acquired, shares of the Company's Series C Preferred Stock (the "Series C
                                                                 --------
Shares");
------

     WHEREAS, the Company and the Investors are entering into a Series D Preferred Stock Purchase Agreement of even date herewith (the "Series D Purchase
                                                               -----------------
Agreement"), pursuant to which the Company shall sell, and the Investors shall
---------
acquire, shares of the Company's Series D Preferred Stock (the "Series D
                                                                --------
Shares"); and
------
     WHEREAS, the Company and certain of the Investors have entered into an Amended and Restated Rights Agreement (the "Existing Rights Agreement") dated
                                            -------------------------
June 18, 1999;

     WHEREAS, the Company and certain of the Investors wish to amend and restate the Existing Rights Agreement in its entirety as set forth below and grant the Investors and the Founder the registration rights, information rights and other rights provided herein, subject to execution of this agreement by such Investors;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

     Section 1.  Termination of Prior Rights.  Upon execution of this Agreement
                 ---------------------------
by the Company and the holders of at least sixty percent (60%) of the outstanding Registrable Securities (as defined in the Existing Rights Agreement), the Existing Rights Agreement is hereby amended and restated in its entirety pursuant to Section 2 of the Existing Rights Agreement to read as set forth in this Agreement, and the Investors hereby waive any further rights (including without limitation, the Right of First Offer in Section 4.4 of the Existing Rights Agreement and all related notice requirements relating to (A) the issuance of Series D Preferred Stock to the Investors acquiring Series D Preferred Stock or (B) the issuance of capital stock or options pursuant to
Section 4.4(d)(i)) under the Existing Rights Agreement, whether accrued before or after the date hereof.

     Section 2.  Amendment.  Except as expressly provided herein, neither this
                 ---------
Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provision hereof may be amended, waived, discharged or terminated upon the written consent of (a) the Company, and (b) the holders of sixty percent (60%) of the outstanding Registrable Securities (as defined below), not including the Founder's Stock, as determined on the basis of assumed conversion of all Series A, Series B, Series C, and Series D Shares into Registrable Securities; provided that if such amendment has the effect of
                        --------
affecting the Founder's Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holder of the Founder's Stock, then such amendment shall require the consent of the holder of a majority of the Founder's Stock.

     Section 3.  Registration Rights.
                 -------------------

          3.1  Definitions.  As used in this Agreement:
               -----------

               (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the
                                                             ---
subsequent declaration or ordering of the effectiveness of such registration statement.

               (b) The term "Registrable Securities" means:
                             ----------------------

                   (i)  the Founder's Shares; provided, however, that for the
                                              --------  -------
purposes of Section 3.2 or 3.12, the Founder's Stock shall not be deemed Registrable Securities and the Founders shall not be deemed a Holder, as defined below;

                   (ii) the shares of Common Stock issuable or issued upon conversion of the Series A, Series B, Series C, and Series D Shares (the shares of Common Stock referred to in clauses (i), (ii) and (iii) hereof are collectively referred to hereafter as the "Stock"); and
                                           -----

                   (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated
--------  -------
as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

               (c) The number of shares of "Registrable Securities then
                                            ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (d) The term "Holder" means any holder of outstanding Registrable
                             ------
Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering.

               (e) The term "Form S-3" means such form under the Act as in
                             --------
effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits
                                                    ---
inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          3.2  Requested Registration.
               ----------------------

               (a) If the Company receives at any time after the earlier of (i) three (3) years after the date hereof, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least thirty percent (30%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 3.2(b), use its best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered in a written request given within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
--------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.2 and the Company shall include such information in the written notice referred to in subsection 3.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 3.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 3.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder and the securities of all other shareholders and the Company are excluded entirely.

               (c) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 3.2:

                   (i) After the Company has effected two (2) registrations pursuant to this Section 3.2 and such registrations have been declared or ordered effective;

                   (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 3.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                   (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 3.12 below; or

                   (iv) If the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered.

               (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

          3.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to a SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 5.5, the Company shall, subject to the provisions of Section 3.8, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          3.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 3, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and reasonably satisfactory to a majority in interest of the Holders requesting registration, if any, and to the Holders requesting registration of Registrable Securities.

          3.5  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          3.6  Expenses of Demand Registration.  All expenses (other than
               -------------------------------
underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 3.2, including (without limitation), all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 3.2.

          3.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3.3 for each Holder (which right may be assigned as provided in Section 3.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one special counsel for the selling Holders, relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities.

          3.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty percent (20%) of the total amount of securities included in such registration, unless such offering is an initial offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence, nor shall (iii) any securities held by the Founder be included if any securities held by any selling Holder are excluded. For purposes of the preceding provisions concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          3.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

          3.10 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 3:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or
 --------
several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i)
                                                               ---------
any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein; and provided further that the indemnity agreement contained in this subsection 3.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 3.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 3.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 3.10(b) exceed the net proceeds received by such Holder in the offering in which such Violation arises.

               (c) Promptly after receipt by an indemnified party under this
Section 3.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.10.

               (d) If the indemnification provided for in this Section 3.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations, provided, that in no event shall any contribution by a selling Holder under this Subsection 3.10(d) exceed the net proceeds from the offering received by such selling Holder, except in the case of willful misconduct or fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission and no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and Holders under this Section
3.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3, and otherwise.

          3.11 Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          3.12 Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3.12, (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 3.12; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 3.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and reasonable legal fees (including the reasonable fees and disbursements of one special counsel for the selling Holders), shall be borne by the Company. Registrations effected pursuant to this Section 3.12 shall not be counted as demands for registration or registrations effected pursuant to Section 3.2 or 3.3.

          3.13 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee of at least 15% of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The foregoing 15% limitation shall not apply, however, to transfers by a Holder to shareholders, subsidiaries, partners or retired partners, members or retired members of the Holder (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 3.

          3.14 Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under this Section 3, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 3.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 3.2.

          3.15 "Market Stand-Off" Agreement.  The Holder hereby agrees that
               ----------------------------
during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering and directors, officers and 1% shareholders are also subject to similar agreements. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          3.16 Termination of Registration Rights.  No Holder shall be entitled
               ----------------------------------
to exercise any right provided for in this Section 3 after the earlier of (i) five (5) years following the consummation of the Company's sale of its Common Stock in an initial, firm commitment underwritten offering of its securities (an "IPO") or (ii) except for the exercise of rights under Section 3.3 in connection
 ---
with firm commitment underwritten offerings of the Company's Common Stock, such time as the Company first becomes subject to the reporting requirements of
Section 12, 13 or 15(d) of the 1934 Act and such Holder is able to dispose of all of its Registrable Securities in one three-month period pursuant to the provisions of Rule 144 or another similar exemption without registration.

     Section 4.  Additional Rights.
                 -----------------

          4.1  Delivery of Financial Statements.
               --------------------------------

               (a) The Company shall deliver to each Holder of at least 100,000 shares of Registrable Securities, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and statements of income and cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and
                                                ----
certified by independent public accountants of nationally recognized standing selected by the Company.

               (b) The Company shall deliver to each Holder of at least 100,000 shares of Registrable Securities, so long as any shares of Preferred Stock are outstanding:

                   (i) within forty-five (45) days of the end of each of the first three quarters of each fiscal year, an unaudited income statement and schedule as to the sources and application of funds and balance sheet and comparison to budget for and as of the end of such quarter, in reasonable detail;

                   (ii) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet and comparison to budget for and as of the end of such month, in reasonable detail; and

                   (iii)  as soon as practicable, but in any event within thirty
(30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

          4.2  Inspection.  The Company shall permit each Holder of at least
               ----------
100,000 shares of Registrable Securities, at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Holder; provided, however, that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information which it considers to be a trade secret or similar confidential information.

          4.3  Termination of Information and Inspection Covenants and
               -------------------------------------------------------
Additional Rights.  The covenants and rights set forth in Sections 4.1, 4.2, 4.4
-----------------
and 4.6 shall terminate as to the Holders and Investors and be of no further force or effect immediately upon the consummation of an IPO, or when the Company first becomes subject to the reporting requirements of Section 12, 13 or 15(d) of the 1934 Act, whichever event shall first occur.

          4.4  Right of First Offer.  Subject to the terms and conditions
               --------------------
specified in this Section 4.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 4.4, a "Major Investor" shall
                                                           --------------
mean any person who holds, in the aggregate, at least 375,000 shares of Series A, Series B, Series C, or Series D Preferred Stock (or the Common Stock issued upon conversion thereof). For purposes of this Section 4.4, a Major Investor includes any general partners, members and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners, members or affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer
  ------
such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 10 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

               (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 4.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

               (d) The right of first offer in this paragraph 4.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, inclusive of 1,500,000 shares issued to Rod Fan and his nominees and other shares outstanding on the date hereof, or
(ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement, or (iii) to the issuance of securities pursuant to the conversion or exercise of outstanding convertible or exercisable securities, or
(iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, or (vi) to the issuance or sale of the Series D Preferred Stock, or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing shareholder of the Company.

          4.5  Assignment of Information and Participation Rights.  The rights
               --------------------------------------------------
set forth in this Section 4 may be assigned by a Holder to a transferee or assignee of at least 375,000 shares of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The foregoing 375,000 share limitation shall not apply, however, to transfers by a Holder to shareholders, partners or retired partners, members or retired members of the Holder (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 4.

     Section 5.  Miscellaneous.
                 -------------

          5.1  Assignment.  Subject to the provisions of Section 3.13 hereof,
               ----------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

          5.2  Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

          5.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California in the United States of America as applied to agreements among California residents entered into and to be performed entirely within California.

          5.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5  Notices.  Unless otherwise provided, any notice required or
               -------
permitted by this Agreement shall be in writing and shall be deemed delivered upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto or as subsequently modified by written notice.
---------

          5.6  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

          5.7  Effect of Amendment or Waiver.  Investors and their respective
               -----------------------------
successors and assigns acknowledge that any amendment by the operation of
Section 2 hereof will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

          5.8  Rights of Holders.  Each Holder of Registrable Securities shall
               -----------------
have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

          5.9  Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          5.10 Attorney's Fees.  If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements (including all fees, costs and expenses of appeals) in addition to any other relief to which such party may be entitled.

          5.11 Additional Parties.   The Investors agree that, upon delivery of
               ------------------
counterpart signature pages to this Agreement, any additional persons who become "Purchasers" under the Series D Purchase Agreement at any "Additional Purchaser Closing" as such term is described in the Purchase Agreement shall become "Investors" under this Agreement without further action by any other Investor.



                            [Signature Pages Follow]

     The parties hereto have executed this Amended and Restated Rights Agreement as of the day and year first above written.

                                   COMPANY:



                                   @ROAD, INC.


                                   By:   /s/ Krish Panu
                                      ----------------------------------
                                      Name:  Krish Panu
                                      Title: Chief Executive Officer and
                                             President

                                   Address:  47370 Fremont Boulevard
                                             Fremont, CA  94538

FOUNDER:                           INVESTORS:


/s/ ROD FAN
-----------------
    Rod Fan



           [SIGNATURE PAGE TO AMENDED AND RESTATED RIGHTS AGREEMENT]

                                   EXHIBIT A
                                   ---------

                             Schedule of Investors


Calvin Lee                               U.S. Venture Partners V, L.P.
12-2 Nei Huan South Rd.                  2180 Sand Hill Road, Suite 300
N.E.P.Z. Kaoshiung                       Menlo Park, CA  94025
Taiwan, ROC

Orient Semiconductor Electronics, Ltd.   USVP V International, L.P.
c/o Calvin Lee                           2180 Sand Hill Road, Suite 300
12-2 Nei Huan South Rd.                  Menlo Park, CA  94025
N.E.P.Z. Kaoshiung
Taiwan, ROC

OSE, Inc.                                2180 Associates Fund V, L.P.
c/o Edmond Tseng                         2180 Sand Hill Road, Suite 300
2700 Augstine Dr., #140                  Menlo Park, CA  94025
Santa Clara, CA  95054

Compudata, Inc.                          USVP V Entrepreneur Partners, L.P.
46500 Fremont Blvd., Suite 710           2180 Sand Hill Road, Suite 300
Fremont, CA  94538                       Menlo Park, CA  94025

Roger Koo                                Institutional Venture Partners VIII,
45183 Cogar Circle                       L.P.
Fremont, CA  94539                       3000 Sand Hill Road
                                         Menlo Park, CA  94025

Chen-Shu Chen                            IVM Investment Fund VIII, LLC
c/o Rod Fan                              3000 Sand Hill Road
323 Lower Vintners Circle                Menlo Park, CA  94025
Fremont, CA  94539

Edmond Tseng                             IVM Investment Fund VIII-A, LLC
1453 Tartarian Way                       3000 Sand Hill Road
San Jose, CA  95129                      Menlo Park, CA  94025

Chinq-Ping Jeng                          IVP Founders Fund I, L.P.
1318 Vanna Court                         3000 Sand Hill Road
San Jose, CA  95131                      Menlo Park, CA  94025

Thomas A. Majeski                        IVP Broadband Fund, L.P.
15231 Skyview Dr.                        3000 Sand Hill Road
San Jose, CA  95132                      Menlo Park, CA  94025

Danny Te-Yi Chang                        VLG Investments 1998
45530 Cheyenne Place                     2800 Sand Hill Road
Fremont, CA 94539                        Menlo Park, CA 94025

Ho-Sheng Chien                           Tae Hea Nahm
855 Oracle Oak Place                     c/o Venture Law Group
Sunnyvale, CA 94086                      2800 Sand Hill Road
                                         Menlo Park CA 94025

Admirals, L.P.                           Crimson Asia Capital Ltd., L.P.
Galleon Management                       c/o W.S. Walker & Company
135 E. 57th St., 26th Floor              Caledonian House, P. O. Box 265
New York, NY 10022                       George Town, Grand Cayman
                                         Cayman Islands

ABS Capital Partners III, L.P.           Crimson Investments, Ltd. L.P.
ABS Capital Partners                     c/o W.S. Walker & Company
1 South Street, 25/th/ Floor             Caledonian House, P. O. Box 265
Baltimore, MD 21202                      George Town, Grand Cayman
Attn: Steve Bailey                       Cayman Islands
With a copy to:
ABS Capital Partners                     Mentor Venture Partners, L.P.
101 California St., 47/th/ Floor         c/o Kenneth L. Hausman
San Francisco, CA  94111                 2500 Sand Hill Road   Suite 110
Attn: Andy Sheehan                       Menlo Park, CA 94025

Arbor Company                            Jeffrey A. Morris Property Trust
c/o D. James Guzy                        c/o The Jeffrey A. Morris Group
Arbor Company                            2500 Sand Hill Road  Suite 240
P.O Box 128                              Menlo Park, CA 94025
Glenbrode, NV 89413

AP Venture Partners I                    Kris Chellam
c/o Norm Hall                            14506 Chester Ave.
435 Tasso St., Ste. 305                  Saratoga, CA 95070
Palo Alto, CA 94301

The Marren Trust                         Ronald Antipa
John Marren, Trustee                     C/o Alex Brown Partners
325 Roblar Ave.                          101 California St., 46/th/ Floor
Hillsborough, CA 94010                   San Francisco, CA 94111

Manuel H. Mere                           The Schifrin 1990 Revocable Trust
6041 W. Walbrook                         Arieh Schifrin and Ruth Schifrin,
San Jose, CA 95129                       Trustors
                                         1922 Laver Ct.
                                         Los Altos, CA, 94024

Bayview Investors, Ltd.                  Neptune Capital Management, L.L.C.
Attn: Jennifer Sherrill                  Gulbir Madan
555 California St., Suite 2600           237 Park Avenue, Suite 900
San Francisco, CA  94104                 New York, NY  10017

Neptune Explorer Partners, L.P.          Neptune Explorer Fund, Ltd.
Gulbir Madan                             Gulbir Madan
237 Park Avenue, Suite 900               237 Park Avenue, Suite 900
New York, NY  10017                      New York, NY  10017

Patricia Holliday Jordan                 Bruce A. Walicek
400 E. 52/nd/ St., #2D                   7064 Wooded Lake Dr.
New York, NY  10022                      San Jose, CA  95120

Sonny Gulati                             VLG Investments 1999
555 California St., #2200                2800 Sand Hill Road
San Francisco, CA  94104                 Menlo Park, CA  94025

Patrick R. Barry                         CNA Trust Company, TTEE VLG 401(k)
178 El Dorado                            Retirement Plan FBO
Palo Alto, CA  94306                     Sanjay K. Khare
                                         3080 S. Bristol St., 2/nd/ Floor
                                         Costa Mesa, CA  92626

Andrea E. Chavez                         James D. Fay
3230 Jacksa St.                          c/o Venture Law Group
San Francisco, CA  94118                 2800 Sand Hill Road
                                         Menlo Park, CA  94025

Shaun Andrikopoulos                      Avantika Nehru Medan
111 Cole                                 c/o Neptune Capital Management
San Francisco, CA  94117                 237 Park Avenue, Suite 900
                                         New York, NY  10017

Dan Niles                                Krishna Shankar
299 Santa Paula Ave.                     950 Corte Del Sol
San Francisco, CA  94127                 Fremont, CA  94539

B.J. Shanker                             Chad W. Keck
967 Galindo Ct.                          410 Walsh Road
Milpitas, CA  95035                      Atherton, CA  94027

John O. Barr                             Brian Modoff
380 Shelbourne Terrace                   1 La Strada
Ridgewood, NJ  07450                     Burlingame, CA  94010

Kumar Ramalingam                         John Rossi
3637 Meadow Lane                         270 Eleanor Drive
Sacramento, CA  95864                    Woodside, CA  94062

Sirios Capital Partners, L.P.            Sirios Capital Partners II, L.P.
75 Park Plaza                            75 Park Plaza
Boston MA,  02116                        Boston MA,  02116

Sirios Overseas Fund LTD                 Sirios/QP Partners, L.P.
75 Park Plaza                            75 Park Plaza
Boston MA,  02116                        Boston MA,  02116

Rob Certilman                            U.S. Venture Partners VII, L.P.
780 Middle Country Road                  2180 Sand Hill Road, Suite 300
St. James, NY  11780                     Menlo Park, CA  94025

Intel Corporation                        Robert Hinckley
2200 Mission College Blvd.               79 Cresent Dr.
M/S SC4-203                              Palo Alto, CA  94301
Santa Clara, CA 95052-8119